Exhibit 10.50

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO ROLLOVER AND MASTER BRANDING AGREEMENT

This FIRST AMENDMENT TO ROLLOVER AND MASTER BRANDING AGREEMENT (“Amendment”) is dated as of April 1, 2019, between GPM Petroleum, LLC, a Delaware limited liability company with offices at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227 (“JOBBER”) and Marathon Petroleum Company LP, a Delaware limited partnership with offices at 539 South Main Street, Findlay, Ohio 45840 (“MPC”), each a “Party” and together, the “Parties”.

WHEREAS, MPC and JOBBER entered into a Rollover and Master Branding Agreement dated January 4, 2019 (the “Agreement”); and

WHEREAS, the Parties have agreed to amend the Agreement, as a condition to the payment by MPC to JOBBER of $[***], as Supplemental Investment as such term is defined in the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set out below, the Parties agree:

1.	The Agreement is amended as follows:

(a) The current text of Section 1(d) is deleted in its entirety and replaced with the following:

“(d) “Existing Agreements” means:

(1) the Master Rollover and Master Improvement Agreement between JOBBER and MPC dated March 29, 2016, as amended by First Amendment to Master Rollover and Master Improvement Agreement dated December 8, 2016, as amended by Second Amendment to Master Rollover and Master Improvement Agreement dated November 6, 2017 (the “First Agreement”); and

(2) the Master Rollover Agreement between JOBBER and MPC dated May 16, 2017, as assigned to JOBBER on April 2, 2019 (the “Second Agreement”).

(b) The current text of Section 1(f) is deleted in its entirety and replaced with the following:

“(f) “Gasoline Deficiency Amount” means with respect to a Contract Year, the lesser of (i) that amount calculated by multiplying $0.0220 by the number of gallons by which the volume of MARATHON® branded gasoline purchased by JOBBER directly from MPC and delivered to the Retail Outlets, for resale at retail in the Contract Year, is short of the Minimum Annual Gasoline Volume; and (ii) [***] .”

(c) The current text of Section 1(k) is deleted in its entirety and replaced with the following:

“(k) “Minimum Station Count” means [***] MARATHON® branded motor fuel retail outlets maintained and supplied by JOBBER for a particular Contract Year.”

(d) The current text of Section 1(t) is deleted in its entirety and replaced with the following:

“(t) “Total Investment” means the sum of Investment Part A, Investment Part B, Investment Part C, and Supplemental Investment.”

(e) The following text is added to the Agreement as Section 1(u):

“(u) “Investment Part C” means the total consideration deemed to be granted by MPC to JOBBER in accordance with Section 2(c)(1): $[***].”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

(f) The current text of Section 2 is deleted in its entirety and replaced with the following:

“2. Release of Existing Agreements.

(a) Balances Due. As of October 1, 2018:

(1) Investment Part A.

(A) the total unamortized balance of the MPC’s investment due from JOBBER under the First Agreement is $[***]; and

(B) the balance due to MPC from JOBBER for reimbursement of rebates paid to JOBBER under the First Agreement as a result of the early termination thereof is $[***].

(2) Investment Part B.

(A) the total unamortized balance of the MPC’s investment due from JOBBER under the First Agreement is $[***].

(b) Release. MPC and JOBBER release each other from their respective obligations under the First Agreement as of October 1, 2018, which the First Agreement will thereupon terminate and have no further legal force or effect.

(c) Balances Due. As of April 1, 2019:

(1) Investment Part C.

(A) the total unamortized balance of the MPC’s investment due from JOBBER under the Second Agreement is $[***]; and

(B) the balance due to MPC from JOBBER for reimbursement of rebates paid to JOBBER under the Second Agreement as a result of the early termination thereof is estimated to be $[***].

(d) Release. MPC and JOBBER release each other from their respective obligations under the Second Agreement as of April 2, 2019, and the Second Agreement will thereupon terminate and have no further legal force or effect.

(e) MPC and JOBBER will confirm in writing, on or before June 31, 2019, the full and final amount of Investment Part C based on the actual amount of rebates due under the Second Agreement. The foregoing notwithstanding, MPC’s failure to confirm the full and final amount of Investment Part C shall not preclude collection by MPC following the occurrence of a Termination Event.”

(g) The following text is added to the Agreement as Section 3(i):

“(i) Amount of Investment Part C. MPC grants to JOBBER, and JOBBER accepts and receives from MPC, on and as of April 1, 2019, consideration having a value equal to the sum of the amounts identified in Section 2(c)(1)(A) and 2(c)(1)(B), the sufficiency of which JOBBER acknowledges.”

(h) The following text is added to the Agreement as Section 3(j):

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

“(j) Amortization of Investment Part C. Upon the expiration of each month of the Term, Investment Part C will amortize by an amount derived by multiplying 1/12.”

(i) The following text is added to the Agreement as Section 8(b)(6):

“(6) the unamortized amount of Investment Part C, as contemplated by Section 3(j), at the time the Termination Event occurs.”

(j) The current exhibit A is hereby deleted in its entirety and replaced with the attached exhibit A.

2. Except for the provisions of the Agreement specifically addressed in this Amendment, all other provisions of the Agreement will remain in full force and effect.

3. Capitalized terms used but not defined in this Amendment have the meaning ascribed to such terms in the Agreement.

4. This Amendment constitutes the entire agreement among the Parties regarding this subject matter and may be amended or modified by a written instrument signed by each of the Parties.

5. This Amendment supersedes any other prior agreements or understandings of the Parties relating to the subject matter specifically contained herein. JOBBER acknowledges that because it is not relying on any statements made by MPC to JOBBER, other than in this Amendment, regarding the subject matter of this Amendment, JOBBER shall have no basis for bringing any claim for fraud in connection with any such statements.

6. This Amendment is effective April 1, 2019.

7. The Parties may execute this Amendment in one or more counterparts, each of which will be deemed to be an original, and all of which, collectively, constitute one agreement. The signatures of all of the Parties need not appear on the same counterpart, and delivery of pages including an executed counterpart signature page by electronic means is as effective as executing and delivering this Amendment in the presence of the other Party.

8. Each Party hereby represents and warrants to the other that (a) the person executing this Amendment on behalf of such Party has been duly authorized to execute and deliver this Amendment and (b) this Amendment is binding upon such Party in accordance with the terms hereof. By signing this Amendment, MPC and JOBBER acknowledge full acceptance of all the terms of the Agreement and the amendment of the Agreement as provided herein.

9. The Parties may execute this Amendment electronically with the intent that such electronic signature will have the same effect as a handwritten original signature. By signing electronically, JOBBER and MPC acknowledge that they have read, understand and hereby agree to be bound by the electronic signatures applied to this Amendment in the same manner as if such Parties had signed this Amendment with handwritten original signatures.

The Parties are signing this Amendment as of the day and year first written above.

GPM PETROLEUM, LLC

By:	/s/ Arie Kotler
Name: Arie Kotler Its: Chief Executive Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

GPM PETROLEUM, LLC

By:	/s/ Chris Giacobone
Name: Chris Giacobone Its: Chief Operating Officer

MARATHON PETROLEUM COMPANY LP
By: MPC Investment LLC, its General Partner

By:	/s/ William D. McCleave
Name: William D. McCleave Its: Brand Marketing Vice President

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

EXHIBIT A

TO ROLLOVER AND MASTER BRANDING AGREEMENT

Dated April 1, 2019, Between

GPM PETROLEUM, LLC and MARATHON PETROLEUM COMPANY LP

Retail Outlets